ASSIGNMENT



     Know all men by these presents that DOUGHTIE'S FOODS, INC., a Virginia corporation with its principal office at 2410 Wesley
Street, Portsmouth, Virginia 23707 (hereinafter called the
Assignor), for valuable consideration, the receipt of which is hereby acknowledged, hereby sells, assigns and transfers (under the Assignment of Claims Act, 31 U.S.C. section 3727 and 41 U.S.C.
section 15) to CRESTAR BANK, a Virginia banking corporation with a place of business at 500 Main Street, Norfolk, Virginia 23510, and its
successors and assigns (hereinafter called the Assignee), all monies due and to become due from the United States of America, together with all rights to receive the same, under a certain
Contract No. SP0300-967-D-2900 dated 26 January, 1996, between the United States of America acting through the Defense Logistics
Agency, Defense Personnel Support Center, 2800 South 20th Street,
Philadelphia, Pennsylvania 19145-5099, and the Assignor, for the
supply of subsistence items (foods) to military facilities in
Zone One, Southern Virginia of the Mid-Atlantic Region; under any letter of intent, letter of award, letter of acceptance of bid or proposal, informal or incomplete contract, order, authorization to commence performance or other similar instrument or
communication made or received by the Assignor in anticipation of or in connection with said contract and under any and all
amendments thereof and supplements thereto.
     The Assignor hereby authorizes and directs the United States of America to make all payments due under said formal and/or informal contract and any and all amendments thereof and
supplements thereto direct to the Assignee by checks or other orders, payable to the order of the Assignee, and constitutes and appoints the Assignee its true and lawful attorney, irrevocably with full power of substitution for it and in its name or in the name of the Assignor or otherwise, to ask, require, demand and receive and give acquittance for any and all said monies due or to become due, and to endorse the name of the Assignor to any checks, drafts or other orders for the payment of money payable to the Assignor in payment thereof.
     The Assignor warrants that it is the lawful owner of all
rights under said formal and/or informal contract and any and all amendments thereof and supplements thereto; that it has good right to assign same; that its said rights are free from all liens and encumbrances that it will warrant and defend the same against the lawful claims and demands of all persons.  The
Assignor agrees (1) that, if any payments under said formal
and/or informal contract or any amendment thereof or supplement thereto shall be made to the Assignor, it will receive and hold the same in trust for the Assignee and will forthwith upon
receipt deliver the same to the Assignee in the identical form of payment received by the Assignor; and (2) that it will execute and deliver all such further instruments and do all such further acts and things as the Assignee may reasonable request or as shall be necessary or desirable to further and more perfectly assure to the Assignee its rights under said formal and/or
informal contract or any amendments thereof or supplements
thereto.      IN WITNESS WHEREOF, the Assignor has caused this
instrument to be signed, sealed and delivered by its proper officer thereunto duly authorized this 14th day of June, 1996

                                  DOUGHTIE'S FOODS, INC.



                                  By: Marion S. Whitfield, Jr.
                                      ------------------------
                                          (Signature)
                                 Title: Senior Vice President




COMMONWEALTH OF VIRGINIA

CITY OF NORFOLK, to-wit:


     The foregoing instrument was acknowledged before me this 14th day of June, 1996, in the aforesaid jurisdiction by Marion
S. Whitfield, Jr., as Senior Vice Pres. of Doughtie's Foods,
Inc., on behalf of the corporation.



                                      [Illegible]
                                   -------------------
                                      (Signature)
                                     Notary Public

My commission expires: July 31, 1999









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